UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2020

B. RILEY FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37503	27-0223495
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

 21255 Burbank Boulevard, Suite 400

Woodland Hills, California 91367

818-884-3737

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	RILY	Nasdaq Global Market
Depositary Shares (each representing a 1/1000th interest in a 6.875% Series A Cumulative Perpetual Preferred Share, par value $0.0001 per share)	RILYP	Nasdaq Global Market
7.25% Senior Notes due 2027	RILYG	Nasdaq Global Market
7.50% Senior Notes due 2027	RILYZ	Nasdaq Global Market
7.375% Senior Notes due 2023	RILYH	Nasdaq Global Market
6.875% Senior Notes due 2023	RILYI	Nasdaq Global Market
6.75% Senior Notes due 2024	RILYO	Nasdaq Global Market
6.50% Senior Notes due 2026	RILYN	Nasdaq Global Market
6.375% Senior Notes due 2025	RILYM	Nasdaq Global Market

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Commitment Letter

On February 14, 2020, Franchise Group Intermediate Holdco, LLC, a Delaware limited liability company, (“FGI Holdco”) as lead borrower, and certain of its affiliates (collectively with FGI Holdco, the “Franchise Obligors”) entered into an ABL Credit Agreement (the “Franchise Credit Agreement”), with GACP Finance Co., LLC, a Delaware limited liability company, (“GACP”) as administrative agent and collateral agent, and the lenders from time to time party thereto (the “Franchise Lenders”), pursuant to which the Franchise Lenders agreed subject to the terms and conditions contained therein, to extend an asset based credit facility to the Franchise Obligors in an aggregate principal amount of $100,000,000 to consummate an acquisition transaction, to repay existing indebtedness, and for general corporate purposes. In connection with the Franchise Credit Agreement, B. Riley Financial, Inc. (the “Company”) entered into a commitment letter (the “Commitment Letter”).

Pursuant to the Commitment Letter, dated as of February 14, 2020, the Company committed to provide a $100,000,000 asset based lending facility to Franchise Group, Inc., a Delaware corporation, on April 14, 2020 if, on or before such date, the obligations under the Franchise Credit Agreement are not refinanced in full.

The Loan Participant Guaranty

On February 14, 2020 FGI Holdco, as a borrower, Franchise Group Merger Sub AF, INC., a Delaware corporation (“Merger Sub”), as a borrower (which, on February 14, 2020, was merged with and into American Freight Group, Inc., a Delaware corporation (“AFGI”), with AFGI surviving such merger as a borrower), certain other subsidiaries of FGI Holdco from time to time party thereto as borrowers (collectively with FGI Holdco and AFGI, the “Term Loan Borrowers”), the lenders from time to time party thereto (the “Term Loan Lenders”), Kayne Solutions Fund I, L.P., in its capacity as collateral agent and GACP in its capacity as administrative agent, entered into a Credit Agreement (the “Term Loan Credit Agreement”), pursuant to which the Term Loan Lenders agreed subject to the terms and conditions contained therein to extend a term loan facility to the Term Loan Borrowers in an aggregate principal amount of $575,000,000.

On February 19, 2020, the Company entered into a limited guaranty the Loan Participant Guaranty an inducement to and as one of the conditions precedent to the agreement of The Loan Participant to join the Term Loan Credit Agreement as a Term Loan Lender pursuant to which the Company guaranteed the payment when due of certain obligations, including principal, interest, and other amounts payable to The Loan Participant as a holder of certain term loans under the Term Loan Credit Agreement in an amount not to exceed $50,000,000 plus certain expenses of The Loan Participantthe Loan Participant and certain protective advances related to such guaranteed obligations (the “The Loan Participant Guaranteed Obligations”). The Loan Participant may require payment of the The Loan Participant Guaranteed Obligations by the Company upon the occurrence of certain guarantor events of default, including payment or bankruptcy events of default, in each case pursuant to the Term Loan Credit Agreement. The The Loan Participant Guaranty remains in effect until the date that the The Loan Participant Guaranteed Obligations have been paid in full.

The The Loan Participant Guaranteed Obligations are unsecured obligations of the Company and rank equally in right of payment with all of the Company’s other existing and future unsecured and unsubordinated indebtedness. The The Loan Participant Guaranteed Obligations are effectively subordinated in right of payment to all of the Company’s existing and future secured indebtedness and structurally subordinated to all existing and future indebtedness of the Company’s subsidiaries, including trade payables.

CIBC Guaranty

On May 16, 2019 Franchise Group Intermediate L 2, LLC, a Delaware limited liability company and certain of its affiliates (collectively, the “Franchise Borrowers”), the financial institutions that are or may from time to time become parties thereto as lenders (the “Existing Lenders”) and the CIBC Bank USA, as administrative agent (“CIBC”) entered into a Credit Agreement (the “Existing Credit Agreement”). As an inducement to and as one of the conditions precedent to the agreement of CIBC and the Existing Lenders to enter into an amendment to the Existing Credit Agreement (the “Sixth Credit Agreement Amendment”) and certain related transactions, including the entrance of certain of the parties to the Franchise Credit Agreement, the Company entered into a limited guaranty in favor of CIBC dated as of February 14, 2020 (the “CIBC Guaranty”), pursuant to which the Company guaranteed the payment when due of certain obligations, including all principal, interest, and other amounts that shall be at any time payable by the Franchise Borrowers under the Existing Credit Agreement in an amount not to exceed $125,000,000 plus certain expenses of CIBC related to such guaranteed obligations (the “CIBC Guaranteed Obligations”). CIBC may require payment of the CIBC Guaranteed Obligations by the Company upon the occurrence of either (a) the failure of the Franchise Borrowers to pay any principal of any loan or any reimbursement obligation in respect of any letter of credit disbursement or (b) the failure of the Franchise Borrowers to pay any interest on any loan or on any reimbursement obligation in respect of any letter of credit disbursement within five business days of the date due, in each case pursuant to the Existing Credit Agreement. The CIBC Guaranty remains in effect until the earlier of (a) the date that the CIBC Guaranteed Obligations have been paid in full and (b) June 30, 2020.

The CIBC Guaranteed Obligations are unsecured obligations of the Company and rank equally in right of payment with all of the Company’s other existing and future unsecured and unsubordinated indebtedness. The CIBC Guaranteed Obligations are effectively subordinated in right of payment to all of the Company’s existing and future secured indebtedness and structurally subordinated to all existing and future indebtedness of the Company’s subsidiaries, including trade payables.

The foregoing descriptions of the Commitment Letter, the The Loan Participant Guaranty and the CIBC Guaranty do not purport to be complete and are qualified in their entirety by reference to the full text of the Commitment Letter, the full text of the The Loan Participant Guaranty and the full text of the CIBC Guaranty.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 21, 2020	B. RILEY FINANCIAL, INC.

	By:	/s/ Phillip J. Ahn
		Name:	Phillip J. Ahn
		Title:	Chief Financial Officer and Chief Operating Officer

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